EXHIBIT 10.17

    SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND WAIVER OF DEFAULTS

     This Amendment, dated as of April 13, 1999, is made by and between ROYAL GRIP, INC., a Nevada corporation, and Roxxi, Inc., a Nevada corporation (collectively, jointly and severally, the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation, formerly known as Norwest Business Credit, Inc. (the "Lender").

                                    RECITALS

     The Borrower and the Lender have entered into an Amended and Restated Credit and Security Agreement dated as of October 9, 1998, as amended by a First Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 16, 1999 (collectively, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     Royal   Precision,   Inc.,   a  Delaware   corporation   ("Guarantor")   is
contemplating entering into a merger transaction with Coyote Sports, Inc. (the "Transaction").

     Borrower  will  reimburse   Guarantor  for  certain  expenses  incurred  in
connection with the pursuit of the Transaction.

     The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          (a) The definition of "Book Net Worth" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     "Book Net Worth" through and until May 31, 1999, means the aggregate of the common and preferred stockholders' equity (exclusive of Transaction related expenses and expenses and losses related to the sale of the assets of Roxxi) in the Borrower, determined in accordance with GAAP. From and after May 31, 1999, "Book Net Worth" means the aggregate of the common and preferred stockholder's equity in the Borrower, determined in accordance with GAAP.

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          (b) The  definition  of "Net  Income"  contained in Section 1.1 of the
Credit Agreement is hereby deleted in its entirety and replaced as follows:

     "Net Income" through and until May 31, 1999, means for the applicable period, after-tax net income (exclusive of Transaction related expenses and expenses and losses related to the sale of the assets of Roxxi) from continuing operations as determined in accordance with GAAP. From and after May 31, 1999, "Net Income" means for the applicable period, after-tax net income from continuing operations as determined in accordance with GAAP.

          (c) The definition of "Net Loss" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     "Net Loss" through and until May 31, 1999, means for the applicable period, after-tax net loss (exclusive of Transaction related expenses and expenses and losses related to the sale of the assets of Roxxi) from continuing operations as determined in accordance with GAAP. From and after May 31, 1999, "Net Loss" means for the applicable period, after-tax net loss from continuing operations as determined in accordance with GAAP.

          (d) The definition of "Revolving  Floating Rate"  contained in Section
1.1 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     "Revolving Floating Rate" through and until January 1, 1999, means an annual rate equal to the sum of the Base Rate plus one-quarter of one percent (.25%). From and after January 1, 1999, the "Revolving Floating Rate" means an annual rate equal to the sum of the Base Rate plus two and one-quarter percent (2.25%). The Revolving Floating Rate shall change when and as the Base Rate changes.

          (e) The definition of "Term Floating Rate" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     "Term Floating Rate" through and until January 1, 1999, means an annual rate equal to the sum of the Base Rate plus three-quarters of one percent (.75%). From and after January 1, 1999, the "Term Floating Rate" means an annual rate of interest equal to two and three-quarters percent (2.75%). The Term Floating Rate shall change when and as the Base Rate changes.

          (f) The introductory sentence of Section 2.8 of the Credit Agreement is hereby deleted and replaced as follows:

     INTEREST; MINIMUM INTEREST CHARGE; DEFAULT INTEREST; PARTICIPATIONS; USURY. Interest accruing on the Revolving Note shall be due and payable as

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     follows:  (i) in arrears on the first day of each  month,  that  portion of
     Interest accruing at a rate equal to the sum of one and one-quarter percent (1.25%) plus the Base Rate, and (ii) the balance of the Interest on the prepayment in whole of the Obligations. Interest accruing on the Term Notes shall be due and payable as follows: (i) in arrears on the first day of each month, that portion of Interest accruing at a rate equal to the sum of one and three-quarters percent (1.75%) plus the Base Rate, and (ii) the balance of the Interest on the prepayment in whole of the Obligations.

          (g) Section 2.13(c) of the Credit Agreement is hereby deleted and replaced as follows:

          (c) TERMINATION AS A RESULT OF THE TRANSACTION. Notwithstanding anything in Section 2.13 to the contrary, if the Obligations are prepaid in whole as a result of financing obtained in connection with the Transaction, Borrower shall pay the Lender a fee in an amount equal to (i) three percent (3%) of the sum of the Maximum Line plus the then outstanding principal balances of the First Term Advance and the Second Term Advance if the prepayment occurs before October 9, 1999, (ii) two percent (2%) of the sum of the Maximum Line plus the then outstanding principal balances of the First Term Advance and the Second Term Advance if the prepayment occurs after October 9, 1999 but before October 9, 2000, and (iii) one percent (1%) of the sum of the Maximum Line plus the then outstanding principal balances of the First Term Advance and the Second Term Advance if the prepayment occurs after October 9, 2000.

          (h) Section 6.12 of the Credit Agreement is hereby deleted in its entirety, and replaced as follows:

     Section 6.12 DEBT SERVICE COVERAGE RATIO. The Borrower covenants that Royal Grip, Roxxi and the Covenant Entities shall, as of the last day of each fiscal quarter, on and after August 31, 1999, maintain a consolidated average minimum debt service coverage ratio (based upon the period set forth below) as follows:

     Quarter Ending                     Debt Service Coverage Ratio
     --------------                     ---------------------------
     August 31, 1999                    .75 to 1 based upon the immediately
                                        preceding three month period

     November 30, 1999                  .75 to 1 based upon the immediately
                                        preceding six month period

     February 28, 2000                  .85 to 1 based upon the immediately
                                        preceding nine month period

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     May 31, 2000 and each              1.05 to 1 based upon the immediately
     May 31 thereafter                  preceding twelve month period

     August 31, 2000 and each           1.05 to 1 based upon the immediately
     August 31 thereafter               preceding twelve month period

     November 30, 2000 and each         1.05 to 1 based upon the immediately
     November 30 thereafter             preceding twelve month period

     February 28, 2001 and each         1.05 to 1 based upon the immediately
     February 28 thereafter             preceding twelve month period

          (i) Section 6.13 of the Credit Agreement is hereby deleted in its entirety, and replaced as follows:

     Section 6.13 NET WORTH. The Borrower covenants that as of May 31, 1999, the aggregate consolidated Net Worth of Royal Grip, Roxxi and the Covenant Entities shall increase by not less than $196,000.00 as measured from the last day of the immediately preceding fiscal quarter ending aggregate consolidated Net Worth. Thereafter, the Borrower covenants that said aggregate consolidated Net Worth as of the end of each future fiscal quarter end shall increase by not less than (or in the event a decrease is allowed, decrease by not more than) the amounts set forth below as measured from the immediately preceding fiscal year ending aggregate consolidated Net Worth.

     Quarter Ending                              Net Worth Increase (Decrease)
     --------------                              -----------------------------
     August 31, 1999 and each August 31
     thereafter                                  $0.00

     November 30, 1999 and each November 30
     thereafter                                  ($300,000.00)

     February 28, 2000 and each February 28
     thereafter                                  ($100,000.00)

     May 31, 2000 and each May 31 thereafter     $600,000.00

          (j) Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     Section 6.14 NET INCOME. The Borrower covenants that for the fiscal quarter ending May 31, 1999, Royal Grip, Roxxi and the Covenant Entities shall achieve an aggregate consolidated Net Income of at least $223,000.00 as measured from the immediately preceding fiscal quarter end. Thereafter, the Borrower covenants that Royal Grip, Roxxi and the Covenant Entities shall

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     achieve an aggregate  consolidated Net Income of at least (or, in the event a Net Loss is allowed for such fiscal quarter, a Net Loss of not more than) the amount set forth below for each fiscal quarter as measured from the immediately preceding fiscal year end.

     Quarter Ending                              Net Worth Increase (Decrease)
     --------------                              -----------------------------
     August 31, 1999 and each August 31
     thereafter                                  $0.00

     November 30, 1999 and each November 30
     thereafter                                  ($300,000.00)

     February 28, 2000 and each February 28
     thereafter                                  ($100,000.00)

     May 31, 2000 and each May 31 thereafter     $600,000.00

          (k) Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     Section 6.15 STOP LOSS. The Borrower covenants that for the period commencing on March 1, 1999 and ending on May 30, 1999, Royal Grip, Roxxi and the Covenant Entities shall not achieve an aggregate consolidated Net Loss in excess of $150,000.00. Thereafter, the Borrower covenants that beginning with August, 1999, and continuing for each month thereafter, Royal Grip, Roxxi and the Covenant Entities shall not achieve an aggregate consolidated Net Loss in excess of the amounts set forth below for each month as measured from the last day of the immediately preceding month.

     Month                                              Maximum Net Loss
     -----                                              ----------------
     August of each year                                $400,000.00

     September of each year                             $150,000.00

     October of each year                               $200,000.00

     November of each year                              $100,000.00

     December of each year                              $250,000.00

     January of each year                               $50,000.00

     February of each year                              $0.00

     March of each year                                 $0.00

     April of each year                                 $0.00

     May of each year                                   $0.00

     June of each year                                  $0.00

     July of each year                                  $0.00

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          (l) There is hereby added a new Section  6.16 to the Credit  Agreement which provides as follows:

     Section 6.16 MINIMUM AVAILABILITY. In the event the Transaction fails to close on or before July 1, 1999, then until such time as Borrower is reimbursed by Coyote Sport, Inc. for all Transaction related expenses, the Borrower covenants that there shall at all times be an aggregate Availability under this Credit Agreement and the Credit Agreement by and between the Covenant Entities and Lender in the following amounts:

     Aggregate Availability       Period
     ----------------------       ------
     $150,000.00                  Within seven (7) days of the public
                                  announcement that the Transaction has
                                  been terminated through and until 7-1-99

     $500,000.00                  From 7-1-99 through and until 9-30-99

     $350,000.00                  From 10-1-99 through and until 10-31-99

     $200,000.00                  From 11-1-99 through and until 11-30-99

     $50,000.00                   From 12-1-99 through and until 12-31-99

     $0.00                        On and after January 1, 2000

          (m) Section 7.19 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     Section 7.19 PAYMENTS TO AFFILIATES. Neither Royal Grip nor Roxxi shall, without the express written consent of Lender, which consent may be granted or withheld in Lender's sole discretion, make any transfer, conveyance, loan or payment of any kind ("Payment") to Royal Grip (from Roxxi), Roxxi (from Royal Grip), to any Covenant Entity or to any other Affiliates which is not for fair and adequate consideration or which (i) is in the aggregate in excess of $2,500,000.00 (of which not more than $600,000.00 of the $1,000,000.00 increase may be applicable to Transaction related expenses and not more than $400,000.00 of the $1,000,000.00 increase may be applicable to management related expenses) during Borrower's 1999 fiscal year, and (ii) is in the aggregate in excess of $1,500,000.00 for any fiscal year thereafter.

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          (n) There is hereby added a new Section  7.22 to the Credit  Agreement which provides as follows:

     7.22 TRANSACTION RELATED EXPENSES. In no event shall Royal Grip, Roxxi or any of the Covenant Entities make Payments to any Affiliates or incur in the aggregate in excess of $900,000.00 for Transaction related expenses.

     3. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     4. WAIVER OF DEFAULTS. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the "Current Defaults"):

          (a) Borrower has failed to satisfy the Debt Service Coverage Ratio required by Section 6.12 of the Credit Agreement for the quarter ending February 28, 1999.

          (b) Borrower has failed to satisfy the Net Worth requirements required by Section 6.13 of the Credit Agreement for the quarter ending February 28, 1999.

          (c) Borrower has failed to satisfy the Net Income requirements required by Section 6.14 of the Credit Agreement for the quarter ending February 28, 1999.

          (d) Borrower has failed to satisfy the Monthly Stop Loss requirements required by Section 6.15 of the Credit Agreement for the months ending January 31, 1999, and February 28, 1999.

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Current Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

     5. CONDITIONS PRECEDENT. This Amendment, and the waiver set forth in Paragraph 4 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

          (b) A Certificate  of the  Secretary of the Borrower  certifying as to
(i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998 in connection with the

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execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

          (c) An opinion of the Borrower's counsel as to the matters set forth in paragraphs 6(a) and 6(b) hereof and as to such other matters as the Lender shall require.

          (d) Such other matters as the Lender may require.

     6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and do not
(i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     7. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     8. NO OTHER WAIVER. Except as set forth in Paragraph 4 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

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     9. RELEASE. The Borrower,  and each Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all
participants,   parent   corporations,   subsidiary   corporations,   affiliated
corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     10. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     11. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                          WELLS FARGO BUSINESS CREDIT, INC.


                                          By /s/ Clifton Moschnik
                                             -----------------------------------

                                          Its Business Banking Officer
                                              ----------------------------------

                                          ROYAL GRIP, INC., a Nevada corporation


                                          By /s/ Thomas Schneider
                                             -----------------------------------

                                          Its President
                                              ----------------------------------

                                          ROXXI, INC., a Nevada corporation

                                          By /s/ Thomas Schneider
                                             -----------------------------------

                                          Its President
                                              ----------------------------------

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                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR


     The undersigned, a guarantor of the indebtedness of Royal Grip, Inc., and Roxxi, Inc., each Nevada corporations (collectively, jointly and severally, the "Borrowers") to Wells Fargo Business Credit, Inc., formerly known as Norwest Business Credit, Inc. (the "Lender") pursuant to a Guaranty dated as of October 9, 1998 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 9 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                          ROYAL PRECISION, INC.,
                                            a Delaware corporation


                                          By /s/ Thomas Schneider
                                             -----------------------------------

                                          Its President
                                              ----------------------------------

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